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                                                                      Exhibit 21

                        SUBSIDIARIES OF THE REGISTRANT
                        ------------------------------


SUBSIDIARIES OF GRUBB & ELLIS COMPANY

NAME AND                                                         STATE OF
--------                                                         --------
TRADE NAMES (if any)                                             INCORPORATION
--------------------                                             -------------

Adams-Cates Company                                              Georgia
Aequus Property Management Company                               Texas
Collective Services, Inc.                                        Pennsylvania
Grubb & Ellis Affiliates, Inc.                                   Delaware
Grubb & Ellis Asset Services Company                             Delaware
Grubb & Ellis Colorado, Inc.                                     California
     Trade name:  Grubb & Ellis Company
Grubb & Ellis Europe, Inc.                                       California
Grubb & Ellis Management Services, Inc.                          Delaware
Grubb & Ellis Mortgage Group, Inc.                               California
Grubb & Ellis Mortgage Services, Inc.                            California
Grubb & Ellis New York, Inc.                                     New York
     Trade name: James Felt Realty Services
Grubb & Ellis Institutional Properties, Inc.                     California
Grubb & Ellis of Nevada, Inc.                                    Nevada
Grubb & Ellis of Michigan, Inc.                                  Delaware
     Trade name: Grubb & Ellis Company
Grubb & Ellis of Oregon, Inc.                                    Washington
Grubb & Ellis Realty Advisers, Inc.                              California
Landauer Realty Group, Inc.                                      Florida
Grubb & Ellis Southeast Partners, Inc.                           California
G&E Investor Properties I, Inc.                                  California
G&E Investor Properties III, Inc.                                California
G&E Investor Properties IV, Inc.                                 California
HSM Inc.                                                         Texas
Leggat McCall/Grubb & Ellis, Inc.                                Massachusetts
Montclair Insurance Company Ltd.                                 Bermuda
Oliver Realty, Inc.                                              Delaware
The Schuck Commercial Brokerage Company                          Colorado
Wm. A. White/Grubb & Ellis Inc.                                  New York
Wm. A. White/Tishman East Inc.                                   New York
White Commercial Real Estate                                     California
     Trade Name: White Commercial Real   Estate, a
     Company of Grubb & Ellis Property Solutions Worldwide
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SUBSIDIARIES OF GRUBB & ELLIS MANAGEMENT SERVICES, INC.

NAME AND                                                         STATE OF
--------                                                         --------
TRADE NAMES (if any)                                             INCORPORATION
--------------------                                             -------------

Crane Realty & Management Co.                                    California
Grubb & Ellis Management Services of Canada, Inc.                Ontario, Canada
Grubb & Ellis Management Services of Colorado, Inc               Colorado
     Trade Name: Grubb & Ellis Management Services, Inc.
Grubb & Ellis Management Services of Michigan, Inc.              Michigan
     Trade Name: Grubb & Ellis Management Services, Inc.

SUBSIDIARIES OF CRANE REALTY & MANAGEMENT CO.

NAME AND                                                         STATE OF
--------                                                         --------
TRADE NAMES (if any)                                             INCORPORATION
--------------------                                             -------------

Crane Realty Services, Inc.                                      California


SUBSIDIARIES OF GRUBB & ELLIS MANAGEMENT SERVICES OF CANADA, INC.


NAME AND                                                         STATE OF
--------                                                         --------
TRADE NAMES (if any)                                             INCORPORATION
--------------------                                             -------------

Grubb & Ellis Facilities Services of Canada, Inc.                Ontario, Canada


SUBSIDIARIES OF HSM INC.

NAME AND                                                         STATE OF
--------                                                         --------
TRADE NAMES (if any)                                             INCORPORATION
--------------------                                             -------------

Henry S. Miller Financial Corporation                            Texas
HSM Condominium Corporation                                      Texas
HSM Real Estate Securities Corporation                           Texas
Miller Capital Corporation                                       Texas
Miller Real Estate Services Corporation                          Texas